Filed pursuant to 497(e)

File Nos. 033-68666 and 811-08004

AMG FUNDS IV

AMG River Road Long-Short Fund

Supplement dated January 30, 2020 to the Statement of Additional Information, dated March 1, 2019

The following information supplements and supersedes any information to the contrary relating to AMG River Road Long-Short Fund (the “Fund”), a series of AMG Funds IV (the “Trust”), contained in the Fund’s Statement of Additional Information, dated as noted above.

Effective immediately, the first paragraph of the section titled “Additional Investment Policies – Disclosure of Portfolio Holdings” is hereby deleted and replaced with the following:

The Trust has adopted policies and procedures reasonably designed to prevent selective disclosure of each Fund’s portfolio holdings to third parties, other than disclosures that are consistent with the best interests of shareholders of a Fund. Each Fund other than the Mid Cap Fund will disclose its portfolio holdings on a monthly basis on or about the 10th business day of the following month by posting this information on the Fund’s website. The Mid Cap Fund will disclose its portfolio holdings on a quarterly basis on or about the 10th business day following each quarter by posting this information on the Fund’s website. The Chief Compliance Officer of the Trust may designate an earlier or later date for public disclosure of a Fund’s portfolio holdings. In addition, (i) each Fund may disclose the top 10 portfolio holdings at any time following the disclosure of portfolio holdings, (ii) each Fund other than the Mid Cap Fund may disclose statistical information regarding such Fund’s portfolio allocation characteristics on or about 10 business days after each month-end, or may disclose such information if it is derived from publicly available portfolio holdings, and (iii) the Mid Cap Fund may disclose statistical information regarding such Fund’s portfolio allocation characteristics on or about 10 business days after each quarter-end, or may disclose such information if it is derived from publicly available portfolio holdings, in each case, by posting the information on the Fund’s website. Non-public portfolio holdings may also be disclosed by a Fund or its duly authorized service providers to certain third parties, including mutual fund evaluation services, rating agencies, lenders or providers of borrowing facilities, if (i) the Chief Compliance Officer of the Trust has made a determination that the disclosure of portfolio holdings information in the manner and at the time proposed is consistent with a legitimate business purpose of the Fund; and (ii) the recipient has been informed in writing that it is subject to a duty of confidentiality with respect to that information and undertakes not to trade in securities or other property on the basis of that information unless and until that information is made publicly available. The Board of Trustees receives reports of any potential exceptions to, or violations of, the Trust’s policies and procedures governing disclosure of portfolio holdings that are deemed to constitute a material compliance matter. The Chief Compliance Officer or his designee is responsible for monitoring compliance with these procedures, including requesting information from service providers.

PLEASE KEEP THIS SUPPLEMENT FOR FUTURE REFERENCE